Exhibit 99.1

Catalyst International Announces

Third Quarter Results

Turnaround Reaches Important Milestone

For Immediate Release: November 3, 2003

U.S. Investor Relations Contact: David Jacobson, (414) 362-6800

Media Relations Contact: Ruta Hunter, (414) 362-6800

MILWAUKEE, WI – Catalyst International, Inc. (OTC: CLYS.OB), a global provider of customer-driven software and services that optimize the enterprise supply chain, today announced results for the third quarter ended September 30, 2003.

Revenues during the third quarter of 2003 were $9.0 million, an increase of 34.1% from revenues of $6.7 million in the second quarter of 2003, and an increase of 16.5% from the $7.8 million in the third quarter of 2002.  The improvement in revenues resulted primarily from our acquisition of Catalyst Consulting Services, Incorporated, consummated on July 1, 2003.  The third quarter 2003 net loss was $212,000 or ($0.03) per share compared to a net loss of $1.5 million or ($0.19) per share in the second quarter of 2003, and net income of $1.0 million or $0.12 per share in the third quarter of 2002. The third quarter 2002 results included a one time $2.8 million gain which was recorded as other income.  This gain was due to the termination of any further obligations under a previously executed services agreement.  EBITDA, defined as operating results plus depreciation and amortization, was $524,000 during the quarter ended September 30, 2003. This represents the first EBITDA-positive quarter in the last three years.

Net loss for the nine-month period ending September 30, 2003 was $3.5 million or ($0.45) per share, compared to a net loss of $2.4 million or ($0.31) per share for the same period in 2002. Total revenues decreased by 10.4% to $22.0 million for the first three quarters of 2003, compared to $24.6 million for the same period in 2002. Gross margins for the first three quarters of 2003 increased to $9.5 million or 43.3% of revenues compared to $9.4 million or 38.1% of revenues for the same period in 2002.

“The third quarter operating performance represented the best operating performance at the Company in close to three years. It reflects both the invaluable support of our customers and over two years of tremendous effort by all Catalyst employees.  Positive EBITDA is a significant milestone in our turnaround efforts”, said James B. Treleaven, President and CEO of Catalyst.

 Highlights of the third quarter include:

·

Closed the previously announced acquisition of Catalyst Consulting Services, one of SAP AG’s global SAP LES (Logistics Execution System) implementation partners.  This move advances Catalyst’s unique strategy to deliver enterprise-centric solutions, especially within the SAP environment.

·

Closed on the first $2,125,000 million tranche of the previously announced debt private placement. The investment to date was subscribed to by accredited investors, who are existing shareholders.

·

Expanded our product offerings to significantly broaden our Supply Chain Execution (SCE) footprint.

-

Released CatalystCommand™ YMS 2.0, which provides additional capabilities for managing the distribution center yard as an extension of the warehouse.

-

Released a suite of three CatalystCommand products that support transportation planning, execution and reconciliation.

-

Released CatalystCommand Alerts, which supports real-time adaptive supply chain management by proactively communicating operational or system-related events.

·

Prepared for the fourth quarter release of several additional new products, including CatalystConnect™ Supplier Link, CatalystCommand Inventory and Demand Management software, CatalystCompass™ Reports and Gauges and CatalystCommand Labor Management.

·

Signed agreements to provide Catalyst solutions to three new customers, including C&H Sugar Company, Inc.

·

Completed go lives for Dollar General Corporation, Eli Lilly, Family Dollar, Fidelity Investments, Medline Industries, Paiz La Fragua and Sunbeam Products.

·

Received the Total Solution Provider Award from Business Solutions Magazine for our work with implementation partner Intermec Technologies Corp. to significantly improve accuracy and productivity at Osram Sylvania, the world’s second largest lighting company.

 “We’ve worked hard over the last two years to get to this point,” Treleaven added. “We’ve turned around our performance by significantly reducing our cost structure, by strengthening relationships with customers, by improving our existing products, by significantly extending our product line and by creating a platform for growth.  We’re designing our new products to address market demand for robust supply chain solutions that support complex execution both within the warehouse and across the enterprise supply chain. Now, we’re well-positioned to execute phase two of our strategy, which includes greatly expanding our SCE product footprint, extending services and support for a broad range of ERP/SAP supply chain applications and taking advantage of our industry’s consolidation.”

Catalyst will hold a conference call to discuss these results at 5:30 P.M. EST on November 3, 2003.  Investors and other interested parties may listen to the live Web cast by going to the Investor Relations page of Catalyst’s Web site at www.catalystinternational.com.  You will need Windows Media, which can be downloaded from the site.

A telephonic replay will be available two hours after the call ends through January 31, 2004.  Please dial 800-642-1687 in the U.S. or 706-645-9291 outside of the U.S., conference ID: 3780310.  A replay of the Web cast will be available on the Investor Relations page of www.catalystinternational.com until our next earnings release.

About Catalyst

Catalyst International, Inc. (OTC: CLYS.OB) delivers software and solutions that enable companies to optimize the performance of their enterprise supply chains.  Catalyst is the only resource that combines 24 years of industry leadership in warehouse and logistics software development with an in-depth understanding of ERP systems.  Catalyst has provided successful SCE solutions for customers around the world, including Boeing, Brown Forman, Maybelline, Office Max, Osram Sylvania, Panasonic, Rayovac, Subaru, Reebok and The Home Depot.  It is headquartered in Milwaukee, WI and has offices or representatives in the UK, Italy, France, Mexico and South America.  For more information, call toll-free 800-236-4600 or visit www.catalystinternational.com.

For further financial information, please refer to Catalyst's Form 10-K for the year ended December 31, 2002 and other reports and documents subsequently filed with the Securities and Exchange Commission, publicly available at www.sec.gov.  Copies may also be obtained by contacting the Catalyst's Investor Relations department at 414-362-8956.

Earnings Measurement Quality

EBITDA as presented in this press release is not a measure of performance under generally accepted accounting principles and is not calculated identically by all companies. Therefore, the presentation in this release may not be comparable to those disclosed by other companies. The company utilizes EBITDA (defined as operating results excluding depreciation and amortization) as a measure of operating performance because it believes that it more accurately depicts how the business is currently performing than does net income. Items such as depreciation and amortization are more appropriately associated with the historical operations of the business, i.e., the existing asset base prior to the turnaround effort.

Forward Looking Statements

This press release may contain "forward-looking statements" relating to Catalyst International, Inc.  Such statements may be identified by use of words such as "anticipate," "believe," "estimate,"  "intend," "expect" or "future".  Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements.  Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include those risk factors described in exhibit 99.1 in Catalyst’s Annual Report on Form 10-K for the year ended December 31, 2002, which is incorporated herein by reference.  Catalyst undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events, or changes in future operating results.

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CATALYST INTERNATIONAL, INC.

Statements of Operations

(In thousands except per share data)

Three Months Ended

Nine Months Ended

Sep 30,

Sep 30,

Sep 30,

Sep 30,

          2003

        2002

        2003

        2002

Revenues:

Software

$     253

$     1,788

$     1,879

$     4,088

Services and Post-Contract Customer Support

6,967

5,136

16,463

16,187

Hardware

  1,808

    827

    3,696

    4,334

Total Revenues

9,028

7,751

22,038

24,609

Cost of Revenues:

Software

331

199

1,005

892

Services and Post-Contract Customer Support

3,174

3,389

8,637

10,764

Hardware

    1,379

      674

    2,863

    3,590

Total Cost of Revenues

4,884

4,262

12,505

15,244

Gross Margin

4,144

3,489

9,533

9,363

Operating Expenses:

Product Development

840

1,180

2,706

3,525

Sales, General & Administrative

3,404

3,721

9,773

10,267

Separation Costs

       19

       448

       488

      851

Total Operating Expenses

4,263

5,348

12,967

14,643

Operating (Loss)

(119)

(1,860)

(3,434)

(5,280)

Interest Income (Expense)

(35)

24

(57)

70

Other Income (Expense)

         (58)

   2,809

         (46)

  2,800

Net Income (Loss)

$(212)

$    973

$(3,537)

$(2,410)

Net Income (Loss) Per Share

$  (0.03)

$   0.12

$  (0.45)

$  (0.31)

Shares Used in Computing EPS

7,830

7,795

7,814

7,795

RECONCILIATION OF OPERATING LOSS TO EBITDA

Operating (Loss)

$   (119)

(1,860)

(3,433)

(5,279)

Depreciation

275

315

850

963

Amortization

         368

   367

         1,097

  1,135

EBITDA

$    524

$(1,178)

$(1,486)

$(3,181)

Condensed Balance Sheets

(In thousands)

September 30,

December 31,

2003

2002

Assets:

Cash and Cash Equivalents

$  2,695

$  3,005

Accounts Receivable

7,494

9,214

Fixed and Other Assets

    5,080

    5,817

Total Assets

$15,269

$18,036

Liabilities & Shareholders’ Equity (Deficit):

Accounts payable

$  3,710

$  3,617

Accrued liabilities

1,973

1,678

Accrued professional and legal fees

1,043

1,143

Line of credit

600

602

Deferred revenue

7,009

10,051

Current portion of long-term debt

   836

       28

Total Current Liabilities

15,171

17,119

Long-Term Liabilities

2,147

138

Shareholder’s Equity (Deficit)

    (2,049)

  779

Total Liabilities & Shareholder’s Equity (Deficit)

$15,269

$18,036